UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 26, 2009

USChina Channel Inc.

(Name of Small Business Issuer in its Charter)

Nevada                         7389                       20-4854568

(State or Other      (Primary Standard Industrial       (I.R.S. Employer

Jurisdiction           Classification Code Number)      Identification No.)

Of Organization)

665 Ellsworth Avenue, Connecticut, 06511

             Tel: (203) 844-0809

(Address and Telephone Number of Registrant's Principal Place of Business)

N/A

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_________________________________________________________________________________

                            Decisions Of The Board

      On October 26, the Board made the following decisions:

Item 5.06 Change in Shell Company Status:

    (1) To recover the operation as a start-up company, and focus the business activity as a financing consultant.

Item 5.03 Amendments to Corporation Articles

    (2) To change Class A of preferred stock with par value of $0.0001, and the authorized total shares are 10 millions, no change.

    (3) To establish Class B of preferred stock with par value of $0.0001, and the authorized total shares are 50 millions.

    The terms of either Class A or Class B of preferred stock haven't been determined.

                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 28, 2009	USChina Channel Inc. (Registrant)

                                              /s/ Andrew Chien

                                              Andrew Chien, CEO